BERGER 100 FUND
                     BERGER GROWTH AND INCOME FUND
                   BERGER SMALL COMPANY GROWTH FUND
                      BERGER NEW GENERATION FUND

                    SUPPLEMENT DATED MARCH 31, 1997
                                  TO
                  PROSPECTUS DATED NOVEMBER 28, 1996
                   AS SUPPLEMENTED FEBRUARY 18, 1997

          Effective March 31, 1997, Berger Distributors, Inc., has been appointed as the distributor (principal underwriter) of the Funds' shares. Accordingly, the Funds' Prospectus is supplemented by the addition of the following to Section 7. Expenses of the Funds:

          "DISTRIBUTOR

               The distributor (principal underwriter) of the Funds' shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing Fund shares. See "Policies of the Funds to Promote Sales of Shares" below. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Funds are officers or directors of the Distributor."

          Investors desiring to purchase shares of the Funds should continue to follow the instructions in the Prospectus under Section 9. How to Purchase Shares in the Funds, by sending checks made payable to "Berger Funds" in care of the Funds' transfer agent as follows:

          Berger Funds
          c/o DST Systems, Inc.
          P.O. Box 419958
          Kansas City, MO 64141